SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

October 21, 2015

Date of Report (Date of earliest event reported)

Zion Oil & Gas, Inc.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-33228	20-0065053
(Commission File Number)	(IRS Employer Identification No.)

6510 Abrams Road, Suite 300, Dallas, TX 75231

(Address of Principal Executive Offices)

Registrant's telephone number, including area code: 214-221-4610

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

The information set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01

Item 8.01	Other Events.

On October 21, 2015, Zion Oil & Gas, Inc. (the “Company”) filed with the Securities and Exchange Commission (the “SEC”) the Prospectus Supplement dated as of October 21, 2015. The Prospectus Supplement forms a part of the Company’s Registration Statement on Form S-3 (File No. 333-193336), as amended, which was declared effective by the SEC on March 27, 2014 (the “Registration Statement”), along with the Original Prospectus and Exhibit 4.2, the Original Indenture.

Effective October 21, 2015, the Company executed a Supplemental Indenture, as Issuer, with the American Stock Transfer & Trust Company, LLC, a New York limited liability trust company (“AST”), located at 6201 15th Avenue, Brooklyn, NY 11219, as the trustee, paying agent and registrar, relating to the issuance by the Company of its 10% Convertible Senior Note due 2021 (the “Notes”).

The Exhibits 4.2, 4.3, and 25.1 to this Current Report on Form 8-K, each of which relates to the above Registration Statement, are hereby incorporated as exhibits to the Registration Statement.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

4.1	Supplemental Indenture effective as of October 21, 2015 between Zion Oil & Gas Inc., as Issuer, and American Stock Transfer & Trust Company, LLC, as Trustee.

4.2	Form of Global Note (incorporated by reference to the Company’s Supplemental Indenture in Exhibit 4.2)

25.1	Form T-1 Statement of Eligibility of Trustee for Indenture under the Trust Indenture Act of 1939

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Zion Oil and Gas, Inc.

Date: October 21, 2015	By:	/s/ Victor G. Carrillo
Victor G. Carrillo
Chief Executive Officer

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